AMERICAN FUNDS college target date SERIES

AMENDED AND RESTATED PRINCIPAL UNDERWRITING AGREEMENT

THIS AMENDED AND RESTATED PRINCIPAL UNDERWRITING AGREEMENT, is between AMERICAN FUNDS college target date SERIES, a Delaware statutory trust (the “Trust”), and AMERICAN FUNDS DISTRIBUTORS, INC., a California corporation (the “Distributor”).

W I T N E S S E T H:

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company consisting of a series of funds set forth on Exhibit A (each a “Fund” and collectively the “Funds”) and may offer additional series of funds in the future;

WHEREAS, each Fund in the Trust offers shares of beneficial interest, designated as Class 529-A shares, Class 529-C shares, Class 529-T shares, Class 529-E shares and Class 529-F-1 shares (collectively, “Class 529 shares”), and it is a part of the business of the Trust, and affirmatively in the interest of the Trust, to offer shares of the Funds either from time to time or continuously as determined by the Trust’s officers subject to authorization by its Board of Trustees;

WHEREAS, the Distributor is engaged in the business of promoting the distribution of shares of investment companies through securities broker-dealers; and

WHEREAS, the Trust and the Distributor wish to enter into an agreement with each other to promote the distribution and servicing of the shares of the Funds and of all additional Funds or classes of each Fund which may be established in the future;

NOW, THEREFORE, the parties agree as follows:

1.      (a) The Distributor shall be the exclusive principal underwriter for the sale of the shares of the Funds and of each additional Fund or class of shares which may be established in the future, except as otherwise provided pursuant to the following subsection (b). The terms “shares of the Fund” or “shares” as used herein shall mean shares of beneficial interest of each Fund and each additional Fund or class of each Fund which may be established in the future and become covered by this Agreement in accordance with Section 25 of this Agreement.

(b) The Trust may, upon 60 days’ written notice to the Distributor, from time to time designate other principal underwriters of shares of the Funds with respect to areas other than the North American continent, Hawaii, Puerto Rico, and such countries or other jurisdictions as to which the Trust may have expressly waived in writing its right to make such designation. In the event of such designation, the right of the Distributor under this Agreement to sell shares of the Funds in the areas so designated shall terminate, but this Agreement shall remain otherwise in full force and effect until terminated in accordance with the other provisions hereof.

2.      In the sale of shares of each Fund, the Distributor shall act as agent of each Fund except in any transaction in which the Distributor sells such shares as a dealer to the public, in which event the Distributor shall act as principal for its own account.

3.      The Trust shall sell Fund shares only through the Distributor, except that the Trust may, to the extent permitted by the 1940 Act and the rules and regulations promulgated thereunder or pursuant thereto, at any time:

(a) issue shares to any corporation, association, trust, partnership or other organization, or its, or their, security holders, beneficiaries or members, in connection with a merger, consolidation or reorganization to which the Trust or the Funds is a party, or in connection with the acquisition of all or substantially all the property and assets of such corporation, association, trust, partnership or other organization;

(b) issue shares at net asset value to the holders of shares of capital stock or beneficial interest of other investment companies served as investment adviser by any affiliated company or companies of The Capital Group Companies, Inc., to the extent of all or any portion of amounts received by such shareholders upon redemption or repurchase of their shares by the other investment companies;

(c) issue shares at net asset value to its shareholders in connection with the reinvestment of dividends paid and other distributions made by each Fund;

(d) issue shares at net asset value to persons entitled to purchase shares at net asset value without sales charge or contingent deferred sales charge as described in the Trust’s current Registration Statement in effect under the Securities Act of 1933, as amended, for each additional Fund issued by the Trust at the time of such offer or sale.

4.      The Distributor shall devote its best efforts to the sale of shares of each Fund and shares of any other mutual funds served as investment adviser by affiliated companies of The Capital Group Companies, Inc., and insurance contracts funded by shares of such mutual funds, for which the Distributor has been authorized to act as principal underwriter for the sale of shares. The Distributor shall maintain a sales organization suited to the sale of shares of each Fund and shall use its best efforts to effect such sales in jurisdictions as to which the Trust shall have expressly waived in writing its right to designate another principal underwriter pursuant to subsection 1(b) hereof, and shall effect and maintain appropriate qualification to do so in all those jurisdictions in which it sells or offers Fund shares for sale and in which qualification is required.

5.      Within the United States of America, all dealers to whom the Distributor shall offer and sell shares must be duly licensed and qualified to sell shares of the Funds. Shares sold to dealers shall be for resale by such dealers only at the public offering price set forth in the current summary prospectus and/or prospectus of the Trust’s Registration Statement in effect under the Securities Act of 1933, as amended (“Prospectus”). The Distributor shall not, without the consent of the Trust, sell or offer for sale any shares of a Fund or class issued by the Fund other than as principal underwriter pursuant to this Agreement.

6.      In its sales to dealers, it shall be the responsibility of the Distributor to ensure that such dealers are appropriately qualified to transact business in the shares under applicable laws, rules and regulations promulgated by such national, state, local or other governmental or quasi-governmental authorities as may in a particular instance have jurisdiction.

7.      The applicable public offering price of shares shall be set forth in and subject to the provisions of the Prospectus.

8.      All orders for shares received by the Distributor shall, unless rejected by the Distributor, the Trust or a Fund, be accepted by the Distributor immediately upon receipt and confirmed at an offering price determined in accordance with the provisions of the Prospectus and the 1940 Act, and applicable rules in effect thereunder. The Distributor shall not hold orders subject to acceptance nor otherwise delay their execution. The provisions of this Section shall not be construed to restrict the right of the Trust or a Fund to withhold shares from sale under Section 20 hereof.

9.      The Trust or its transfer agent shall be promptly advised of all orders received, and shall cause shares to be issued upon payment therefor in New York or Los Angeles Clearing House Funds.

10.       The Distributor shall adopt and follow procedures as approved by the officers of the Trust for the confirmation of sales to dealers, the collection of amounts payable by dealers on such sales, and the cancellation of unsettled transactions, as may be necessary to comply with the requirements of the Securities and Exchange Commission or the Financial Industry Regulatory Authority (“FINRA”), as such requirements may from time to time exist.

11.       The Distributor, as principal underwriter under this Agreement for Class 529-A shares of each Fund, shall receive (i) that part of the sales charge which is retained by the Distributor after allowance of discounts to dealers, unless waived by the Distributor for certain qualified fee-based programs, as set forth in the Prospectus, and (ii) amounts payable to the Distributor pursuant to the Trust’s Plan of Distribution under Rule 12b-1 under the 1940 Act relating to its Class 529-A shares. The actual amounts paid shall be determined by the Board of Trustees of the Trust.

12.       The Distributor, as principal underwriter under this Agreement for Class 529-C shares of each Fund, shall receive (i) distribution fees as compensation for the sale of Class 529-C shares and contingent deferred sales charges (“CDSC”), as set forth in the Prospectus, and (ii) shareholder service fees at the rate of 0.25% per annum of the average daily net asset value of Class 529-C shares pursuant to the Trust’s Plan of Distribution under Rule 12b-1 under the 1940 Act relating to its Class 529-C shares (the “Class 529-C Plan”).

(a) In accordance with the Class 529-C Plan, and subject to the limit on asset-based sales charges set forth in FINRA Conduct Rule 2341 (and any successor provision thereto), the Trust shall pay to the Distributor, no more frequently than monthly in arrears within 30 days of receipt of an invoice for payment, the Distributor’s Allocable Portion (as defined below) of a fee (the “Distribution Fee”) which shall accrue daily in an amount equal to the product of (A) the daily equivalent of 0.75% per annum multiplied by (B) the net asset value of the Class 529-C shares of each Fund outstanding on such day. The Trust agrees to withhold from redemption proceeds of the Class 529-C shares, the Distributor’s Allocable Portion of any CDSCs payable with respect to the Class 529-C shares, as provided in the Prospectus, and to pay the same over to the Distributor or, at the Distributor’s direction to a third party, at the time the redemption proceeds are payable to the holder of such shares redeemed. Payment of these CDSC amounts to the Distributor is not contingent upon the adoption or continuation of any Class 529-C Plan.

(b) For purposes of this Agreement, the term “Allocable Portion” of Distribution Fees and CDSCs payable with respect to Class 529-C shares shall mean the portion of such Distribution Fees and CDSC allocated to the Distributor in accordance with the Allocation Schedule attached hereto as Schedule C.

(c) The Distributor shall be considered to have completely earned the right to the payment of its Allocable Portion of the Distribution Fees and the right to payment of its Allocable Portion of the CDSCs with respect to each “Commission Share” (as defined in the Allocation Schedule attached hereto as Schedule B) upon the settlement date of such Commission Share taken into account in determining the Distributor’s Allocable Portion of Distribution Fees.

(d) The provisions set forth in Section 1 of the Class 529-C Plan (in effect on the date hereof) relating to Class 529-C shares, together with the related definitions are hereby incorporated into this Section 12 by reference with the same force and effect as if set forth herein in their entirety.

13.       The Distributor, as principal underwriter under this Agreement for Class 529-T shares of each Fund, shall receive (i) distribution fees at the rate of 0.25% per annum of the average daily net asset value of Class 529-T shares as compensation for the sale of Class 529-T shares as set forth in the Prospectus, and (ii) shareholder service fees at the rate of 0.25% per annum of the average daily net asset value of Class 529-T shares. The payment of distribution and service fees is pursuant to the Trust’s Plan of Distribution under Rule 12b-1 under the 1940 Act relating to its Class 529-T shares (the “Class 529-T Plan”). The actual amounts paid shall be determined by the Board of Trustees of the Trust.

14.       The Distributor, as principal underwriter under this Agreement for Class 529-E shares of each Fund, shall receive (i) distribution fees at the rate of 0.25% per annum of the average daily net asset value of Class 529-E shares as compensation for the sale of Class 529-E shares as set forth in the Prospectus, and (ii) shareholder service fees at the rate of 0.25% per annum of the average daily net asset value of Class 529-E shares. The payment of distribution and service fees is pursuant to the Trust’s Plan of Distribution under Rule 12b-1 under the 1940 Act relating to its Class 529-E shares (the “Class 529-E Plan”). The actual amounts paid shall be determined by the Board of Trustees of the Trust.

15.       The Distributor, as principal underwriter under this Agreement for Class 529-F-1 shares of each Fund, shall receive (i) distribution fees at the rate of 0.25% per annum of the average daily net asset value of Class 529-F-1 shares as compensation for the sale of Class 529-F-1 shares as set forth in the Prospectus, and (ii) shareholder service fees at the rate of 0.25% per annum of the average daily net asset value of Class 529-F-1 shares. The payment of distribution and service fees is pursuant to the Trust’s Plan of Distribution under Rule 12b-1 under the 1940 Act relating to its Class 529-F-1 shares (the “Class 529-F-1 Plan”). The actual amounts paid shall be determined by the Board of Trustees of the Trust.

16.       The Trust agrees to use its best efforts to maintain its registration as a diversified open-end management investment company under the 1940 Act.

17.       The Trust agrees to use its best efforts to maintain an effective Prospectus under the Securities Act of 1933, as amended, and warrants that such Prospectus will contain all statements required by and will conform with the requirements of the Securities Act of 1933 and the rules and regulations thereunder, and that no part of any such Prospectus, at the time the Registration Statement of which it is a part becomes effective, will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading (excluding any information provided by the Distributor in writing for inclusion in the Prospectus). The Distributor agrees and warrants that it will not in the sale of shares use any Prospectus, advertising or sales literature not approved by the Trust or its officers nor make any untrue statement of a material fact nor omit the stating of a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading. The Distributor agrees to indemnify and hold the Trust harmless from any and all loss, expense, damage and liability resulting from a breach of the agreements and warranties contained in this Section, or from the use of any sales literature, information, statistics or other aid or device employed in connection with the sale of shares.

18.       The expense of each printing of each Prospectus and each revision thereof or addition thereto deemed necessary by the Trust’s officers to meet the requirements of applicable laws shall be divided between the Trust, the Distributor and any other principal underwriter of the shares of each Fund as follows:

(a) the Trust shall pay the typesetting and make-ready charges;

(b) the printing charges shall be prorated between the Trust, the Distributor, and any other principal underwriter(s) in accordance with the number of copies each receives; and

(c) expenses incurred in connection with the foregoing, other than to meet the requirements of the Securities Act of 1933, as amended, or other applicable laws, shall be borne by the Distributor, except in the event such incremental expenses are incurred at the request of any other principal underwriter(s), in which case such incremental expenses shall be borne by the principal underwriter(s) making the request.

19.       The Trust agrees to use its best efforts to qualify and maintain the qualification of an appropriate number of the shares of each Fund or class it offers for sale under the securities laws of such states as the Distributor and the Trust may approve. Any such qualification for any Fund or class may be withheld, terminated or withdrawn by the Trust at any time in its discretion. The expense of qualification and maintenance of qualification shall be borne by the Funds, but the Distributor shall furnish such information and other material relating to its affairs and activities as may be required by the Trust or its counsel in connection with such qualifications.

20.       The Trust or the Funds may withhold shares of any Fund or class from sale to any person or persons or in any jurisdiction temporarily or permanently if, in the opinion of its counsel, such offer or sale would be contrary to law or if the Trustees or the President or any Vice President of the Trust determines that such offer or sale is not in the best interest of the Trust or the Funds. The Trust will give prompt notice to the Distributor of any withholding and will indemnify it against any loss suffered by the Distributor as a result of such withholding by reason of non-delivery of shares of any Fund or class after a good faith confirmation by the Distributor of sales thereof prior to receipt of notice of such withholding.

21.       (a) This Agreement may be terminated at any time, without payment of any penalty, as to the Trust or any Fund on sixty (60) days’ written notice by the Distributor to the Trust.

(b)       This Agreement may be terminated as to the Trust or any Fund or class by either party upon five (5) days’ written notice to the other party in the event that the Securities and Exchange Commission has issued an order or obtained an injunction or other court order suspending effectiveness of the Registration Statement covering the shares of the Trust or such Fund or class.

(c) This Agreement may be terminated as to the Trust or any Fund or class by the Trust upon five (5) days’ written notice to the Distributor provided either of the following events has occurred:

(i) FINRA has expelled the Distributor or suspended its membership in that organization; or

(ii) the qualification, registration, license or right of the Distributor to sell shares of the Trust or any Fund in a particular state has been suspended or canceled by the State of California or any other state in which sales of the shares of the Trust or such Fund during the most recent 12-month period exceeded 10% of all shares of the Trust or such Fund sold by the Distributor during such period.

(d) This Agreement may be terminated as to the Trust or any Fund or class at any time on sixty (60) days’ written notice to the Distributor without the payment of any penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust or such Fund or class.

22.       This Agreement shall not be assignable by either party hereto and in the event of assignment shall automatically terminate forthwith. The term “assignment” shall have the meaning set forth in the 1940 Act. If the Distributor determines to transfer its Allocable Portion of Distribution Fees and CDSCs in respect of Class 529-C shares to a third party, such transfer shall not cause a termination of this Agreement.

23.       No provision of this Agreement shall protect or purport to protect the Distributor against any liability to the Trust, the Funds or holders of each Fund’s shares for which the Distributor would otherwise be liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Distributor’s obligations under this Agreement.

24.       This Agreement shall become effective on April 7, 2017. Unless sooner terminated in accordance with the other provisions hereof, this Agreement shall continue in effect until January 31, 2018, and shall continue in effect from year to year thereafter but only so long as such continuance is specifically approved at least annually by (i) the vote of a majority of the Independent Trustees of the Trust cast in person at a meeting called for the purpose of voting on such approval, and (ii) the vote of either a majority of the entire Board of Trustees of the Trust or a majority (within the meaning of the 1940 Act) of the outstanding voting securities of each Fund in the Trust. The effective and termination dates of this Agreement with respect to the Funds are set forth on Exhibit A.

25.       If the Trust shall at any time issue an additional series of funds or classes of shares, this Agreement shall take effect with respect to such series or class of the Trust which may be established in the future at such time as it has been approved as to such series or class by vote of the Board of Trustees and the Independent Trustees in accordance with Section 24. The Agreement as approved with respect to any series or class shall specify the compensation payable to the Distributor pursuant to Sections 11 through 15, as well as any provisions which may differ from those herein with respect to such series, subject to approval in writing by the Distributor.

26.       This Agreement may be approved, amended, continued or renewed with respect to a series or class as provided herein notwithstanding such approval, amendment, continuance or renewal has not been effected with respect to any one or more other Fund or class.

27.       This Agreement shall be construed under and shall be governed by the laws of the State of California, and the parties hereto agree that proper venue of any action with respect hereto shall be Los Angeles County, California.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed in duplicate original by their officers thereunto duly authorized, as of March 17, 2017.

AMERICAN FUNDS DISTRIBUTORS, INC.	AMERICAN FUNDS COLLEGE TARGET DATE SERIES

By:/s/ Timothy W. McHale	By:/s/ Steven I. Koszalka
Timothy W. McHale	Steven I. Koszalka
Secretary	Secretary

EXHIBIT A

to the

American Funds College Target Date Series

Amended and Restated Principal Underwriting Agreement

Fund	Effective Date	Termination Date
American Funds College 2033 Fund	4/7/17	1/31/18
American Funds College 2030 Fund	4/7/17	1/31/18
American Funds College 2027 Fund	4/7/17	1/31/18
American Funds College 2024 Fund	4/7/17	1/31/18
American Funds College 2021 Fund	4/7/17	1/31/18
American Funds College 2018 Fund	4/7/17	1/31/18
American Funds College Enrollment Fund	4/7/17	1/31/18

SCHEDULE B

to the

Principal Underwriting Agreement

ALLOCATION SCHEDULE

The following relates solely to Class 529-C shares.

The Distributor’s Allocable Portion of Distribution Fees and CDSCs in respect of Class 529-C shares of each Fund shall be 100% until such time as the Distributor shall cease to serve as exclusive distributor of Class 529-C shares; thereafter, collections that constitute CDSCs and Distribution Fees relating to Class 529-C shares shall be allocated among the Distributor and any successor distributor (“Successor Distributor”) in accordance with this Schedule. At such time as the Distributor’s Allocable Portion of the Distribution Fees equals zero, the Successor Distributor shall become the Distributor for purposes of this Allocation Schedule.

Defined terms used in this Schedule and not otherwise defined herein shall have the meanings assigned to them in the Principal Underwriting Agreement (the “Distribution Agreement”), of which this Schedule is a part. As used herein the following terms shall have the meanings indicated:

“Commission Share” means each 529-C share issued under circumstances which would normally give rise to an obligation of the holder of such share to pay a CDSC upon redemption of such share (including, without limitation, any 529-C share issued in connection with a permitted free exchange), and any such share shall continue to be a Commission Share of the applicable Fund prior to the redemption (including a redemption in connection with a permitted free exchange) or conversion of such share, even though the obligation to pay the CDSC may have expired or conditions for waivers thereof may exist.

“Date of Original Issuance” means in respect of any Commission Share, the date with reference to which the amount of the CDSC payable on redemption thereof, if any, is computed.

“Free Share” means, in respect of a Fund, each 529-C share of the Fund, other than a Commission Share (including, without limitation, any 529-C share issued in connection with the reinvestment of dividends or capital gains).

“Inception Date” means in respect of a Fund, the first date on which the Fund issued shares.

“Net Asset Value” means the net asset value determined as set forth in the Prospectus.

“Omnibus Share” means, in respect of a Fund, a Commission Share or Free Share sold by one of the selling agents maintaining shares in an omnibus account (“Omnibus Selling Agents”). If, subsequent to the Successor Distributor becoming exclusive distributor of the Class 529-C shares, the Distributor reasonably determines that the transfer agent is able to track all Commission Shares and Free Shares sold by any of the Omnibus Selling Agents in the same manner that Non-Omnibus Commission Shares and Free Shares (defined below) are currently tracked, then Omnibus Shares of such Omnibus Selling Agent shall be treated as Commission Shares and Free Shares.

PART I: ATTRIBUTION OF CLASS 529-C SHARES

Class 529-C shares that are outstanding from time to time, shall be attributed to the Distributor and each Successor Distributor in accordance with the following rules;

(1)	Commission Shares other than Omnibus Shares:

(a)               Commission Shares that are not Omnibus Shares (“Non-Omnibus Commission Shares”) attributed to the Distributor shall be those Non-Omnibus Commission Shares (i) the Date of Original Issuance of which occurred on or after the Inception Date of the applicable Fund and on or prior to the date the Distributor ceased to be exclusive distributor of Class 529-C shares of the Fund and (ii) that are subject to a CDSC (without regard to any conditions for waivers thereof).

(b)              Non-Omnibus Commission Shares attributable to each Successor Distributor shall be those Non-Omnibus Commission Shares (i) the Date of Original Issuance of which occurs after the date such Successor Distributor became the exclusive distributor of Class 529-C shares of the Fund and on or prior to the date such Successor Distributor ceased to be the exclusive distributor of Class 529-C shares of the Fund and (ii) that are subject to a CDSC (without regard to any conditions for waivers thereof).

(c)               A Non-Omnibus Commission Share of a Fund issued in consideration of the investment of proceeds of the redemption of a Non-Omnibus Commission Share of another fund (the “Redeeming Fund”) in connection with a permitted free exchange, is deemed to have a Date of Original Issuance identical to the Date of Original Issuance of the Non-Omnibus Commission Share of the Redeeming Fund, and any such Commission Share will be attributed to the Distributor or Successor Distributor based upon such Date of Original Issuance in accordance with rules (a) and (b) above.

(2)	Free Shares:

Free Shares that are not Omnibus Shares (“Non-Omnibus Free Shares”) of a Fund outstanding on any date shall be attributed to the Distributor or a Successor Distributor, as the case may be, in the same proportion that the Non-Omnibus Commission Shares of a Fund outstanding on such date are attributed to each on such date; provided that if the Distributor and its transferees reasonably determines that the transfer agent is able to produce monthly reports that track the Date of Original Issuance for such Non-Omnibus Free Shares, then such Free Shares shall be allocated pursuant to clause 1(a), (b) and (c) above.

(3)	Omnibus Shares:

Omnibus Shares of a Fund outstanding on any date shall be attributed to the Distributor or a Successor Distributor, as the case may be, in the same proportion that the Non-Omnibus Commission Shares of the applicable Fund outstanding on such date are attributed to it on such date; provided that if the Distributor reasonably determines that the transfer agent is able to produce monthly reports that track the Date of Original Issuance for the Omnibus Shares, then the Omnibus Shares shall be allocated pursuant to clause 1(a), (b) and (c) above.

PART II: ALLOCATION OF CDSCs

(1)               CDSCs Related to the Redemption of Non-Omnibus Commission Shares:

CDSCs in respect of the redemption of Non-Omnibus Commission Shares shall be allocated to the Distributor or a Successor Distributor depending upon whether the related redeemed Commission Share is attributable to the Distributor or such Successor Distributor, as the case may be, in accordance with Part I above.

(2)               CDSCs Related to the Redemption of Omnibus Shares:

CDSCs in respect of the redemption of Omnibus Shares shall be allocated to the Distributor or a Successor Distributor in the same proportion that CDSCs related to the redemption of Non-Omnibus Commission Shares are allocated to each thereof; provided, that if the Distributor reasonably determines that the transfer agent is able to produce monthly reports which track the Date of Original Issuance for the Omnibus Shares, then the CDSCs in respect of the redemption of Omnibus Shares shall be allocated among the Distributor and any Successor Distributor depending on whether the related redeemed Omnibus Share is attributable to the Distributor or a Successor Distributor, as the case may be, in accordance with Part I above.

PART III: ALLOCATION OF DISTRIBUTION FEE

Assuming that the Distribution Fee remains constant over time so that Part IV hereof does not become operative:

(1)               The portion of the aggregate Distribution Fee accrued in respect of all Class 529-C shares of a Fund during any calendar month allocable to the Distributor or a Successor Distributor is determined by multiplying the total of such Distribution Fee by the following fraction:

(A + C)/2

(B + D)/2

where:

A =	The aggregate Net Asset Value of all Class 529-C shares of a Fund attributed to the Distributor or such Successor Distributor, as the case may be, and outstanding at the beginning of such calendar month

B =	The aggregate Net Asset Value of all Class 529-C shares of a Fund at the beginning of such calendar month

C =	The aggregate Net Asset Value of all Class 529-C shares of a Fund attributed to the Distributor or such Successor Distributor, as the case may be, and outstanding at the end of such calendar month

D =	The aggregate Net Asset Value of all Class 529-C shares of a Fund at the end of such calendar month

(2)               If the Distributor reasonably determines that the transfer agent is able to produce automated monthly reports that allocate the average Net Asset Value of the Commission Shares (or all Class 529-C shares if available) of a Fund among the Distributor and any Successor Distributor in a manner consistent with the methodology detailed in Part I and Part III(1) above, the portion of the Distribution Fee accrued in respect of all such Class 529-C shares of a Fund during a particular calendar month will be allocated to the Distributor or a Successor Distributor by multiplying the total of such Distribution Fee by the following fraction:

(A)/(B)

where:

A =	Average Net Asset Value of all such Class 529-C shares of a Fund for such calendar month attributed to the Distributor or a Successor Distributor, as the case may be

B =	Total average Net Asset Value of all such Class 529-C shares of a Fund for such calendar month

PART IV: ADJUSTMENT OF THE DISTRIBUTOR’S ALLOCABLE PORTION AND EACH SUCCESSOR DISTRIBUTOR’S ALLOCABLE PORTION

The parties to the Distribution Agreement recognize that, if the terms of any distributor’s contract, any distribution plan, any prospectus, the FINRA Conduct Rules or any other applicable law change so as to disproportionately reduce, in a manner inconsistent with the intent of this Distribution Agreement, the amount of the Distributor’s Allocable Portion or any Successor Distributor’s Allocable Portion had no such change occurred, the definitions of the Distributor’s Allocable Portion and/or the Successor Distributor’s Allocable Portion in respect of the Class 529-C shares relating to a Fund shall be adjusted by agreement among the relevant parties; provided, however, if the Distributor, the Successor Distributor and the Fund cannot agree within thirty (30) days after the date of any such change in applicable laws or in any distributor’s contract, distribution plan, prospectus or the FINRA Conduct Rules, they shall submit the question to arbitration in accordance with the commercial arbitration rules of the American Arbitration Association and the decision reached by the arbitrator shall be final and binding on each of them.

Selling Group Agreement

Ladies and Gentlemen:

We have entered into a principal underwriting agreement with each Fund in The American Funds group (Funds) under which we are appointed exclusive agent for the sale of shares. As such agent we offer to sell to you as a member of a Selling Group, shares of the Funds as are qualified for sale in your state, on the terms set forth below. We are acting as an underwriter within the meaning of the applicable rules of the Financial Industry Regulatory Authority (FINRA). In addition, we are the distributor of CollegeAmerica (Program), a college savings program as described in Section 529 of the Internal Revenue Code.

1. Authorization to Sell

You are to offer and sell shares only at the regular public price currently determined by the respective Funds in the manner described in their offering Prospectuses. This Agreement on your part runs to us and to the respective Funds and is for the benefit of and enforceable by each. The offering Prospectuses and this Agreement set forth the terms applicable to members of the Selling Group and all other representations or documents are subordinate. You understand that Class 529 shares of the Funds are available only as underlying investments through the Program.

2. Compensation on Sales of Class A Shares and Class 529-A Shares

a.	Category 1 Funds. On sales of Class A shares and Class 529-A shares of Funds listed in Category 1 on the attached Schedule A that are accepted by us and for which you are responsible, you will be paid dealer concessions as follows:

Concession as Sales Charge

Percentage of as Percentage

Purchases Offering Price of Offering Price

Less than $25,000	5.00%	5.75%
$25,000 but less than $50,000	4.25%	5.00%
$50,000 but less than $100,000	3.75%	4.50%
$100,000 but less than $250,000	2.75%	3.50%
$250,000 but less than $500,000	2.00%	2.50%
$500,000 but less than $750,000	1.60%	2.00%
$750,000 but less than $1,000,000	1.20%	1.50%
$1,000,000 or more	See below	None

b.	Category 2 Funds. On sales of Class A shares and Class 529-A shares of Funds listed in Category 2 on the attached Schedule A that are accepted by us and for which you are responsible, you will be paid the same dealer concessions indicated above except as follows:

Concession as Sales Charge

Percentage of as Percentage

Purchases Offering Price of Offering Price

Less than $100,000	3.00%	3.75%

c.	Category 3 Funds. On sales of Class A shares and Class 529-A shares of Funds listed in Category 3 on the attached Schedule A that are accepted by us and for which you are responsible, you will be paid dealer concessions as follows:

Concession as Sales Charge

Percentage of as Percentage

Purchases Offering Price of Offering Price

Less than $500,000	2.00%	2.50%
$500,000 but less than $750,000	1.60%	2.00%
$750,000 but less than $1 million	1.20%	1.50%
$1 million or more	See below	None

d.	Category 4 Funds. On sales of Class A shares and Class 529-A shares of the Funds listed in Category 4 on the attached Schedule A, no dealer concessions will be paid.

e.	Category 5 Funds. On sales of Class 529-A shares of Funds listed in Category 5 on the attached Schedule A that are accepted by us and for which you are responsible, you will be paid dealer concessions as follows:

Concession as Sales Charge

Percentage of as Percentage

Purchases Offering Price of Offering Price

Less than $100,000	3.50%	4.25%
$100,000 but less than $250,000	2.75%	3.50%
$250,000 but less than $500,000	2.00%	2.50%
$500,000 but less than $750,000	1.60%	2.00%
$750,000 but less than $1 million	1.20%	1.50%
$1 million or more	See below	None

  Purchases of Class A and Class 529-A shares amounting to $1 million or more

Category 1, Category 2 and Category 5 Funds. If you initiate and are responsible for sales of Class A shares and Class 529-A shares, a) amounting to $1 million or more or b) made to certain entities described in the Fund Prospectuses, including employer-sponsored defined contribution-type retirement plans that qualify to invest at net asset value under the terms of the Fund Prospectuses, you will be paid a dealer concession of 1.00% on sales to $10 million, plus 0.50% on amounts over $10 million up to $25 million, plus 0.25% on amounts over $25 million.

Category 3 Funds. If you initiate and are responsible for sales of Class A shares and Class 529-A shares, a) amounting to $1 million or more or b) made to certain entities described in the Fund Prospectuses, including employer-sponsored defined contribution-type retirement plans that qualify to invest at net asset value under the terms of the Fund Prospectuses, you will be paid a dealer concession of 1.00% on sales to $4 million, plus 0.50% on amounts over $4 million up to $10 million, plus 0.25% on amounts over $10 million.

All Funds. No dealer concessions are paid on any other sales of shares at net asset value, except that concessions may be paid to dealers on their sales of fund shares to accounts managed by affiliates of The Capital Group Companies, Inc. as set forth in this Agreement. Sales of shares of Washington Mutual Investors Fund below $1 million made in connection with certain accounts established before September 1, 1969, are subject to reduced concessions and sales charges as described in the Washington Mutual Investors Fund Prospectus. With respect to sales of shares of any tax-exempt fund, the concession schedule for sales of shares to retirement plans is inapplicable. The schedules of sales charges above apply to single purchases, concurrent purchases of two or more of the Funds (except those listed in Category 4 on the attached Schedule A), and purchases made under a statement of intention and pursuant to the right of accumulation, both of which are described in the Prospectuses.

3. Ongoing Service Fees for Class A and Class 529-A Shares

We are also authorized to pay you continuing service fees each quarter with respect to the Class A and Class 529-A shares of all the Funds to promote selling efforts and to compensate you for providing certain services to your clients, subject to your compliance with the following terms, which may be revised by us from time to time. Such fee shall be paid within 30 days following the end of the quarter for which such fees are payable (currently the quarters are February, May, August and November). Your eligibility to continue receiving this compensation will be evaluated periodically, and your failure to comply with the terms below may result in our discontinuing service fee payments to you. Initial qualification does not assure continued participation, and this service fee program may be amended or terminated by us at any time as indicated below.

  You agree to cooperate as requested with programs that we provide to enhance shareholder service. You also agree to assume an active role in providing investment-related services, examples of which may include creating an investment plan, conducting periodic investment reviews, evaluating client investment needs, etc., as well as to encourage your representatives to supplement your provision of shareholder account-related services such as processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the Funds. Redemption levels of shareholder accounts assigned to you will be considered in evaluating your continued participation in this service fee program.

b.	You agree to support our marketing and servicing efforts by granting reasonable requests for visits to your offices by our wholesalers.

c.	You agree to assign an individual to each shareholder account on your books and to reassign the account should that individual no longer be assigned to the account. You agree to instruct each such individual to regularly contact shareholders having accounts so assigned.

d.	You agree to pass through either directly or indirectly to the individual(s) assigned to such accounts a share of the service fees paid to you pursuant to this Agreement. You recognize that the service fee is intended to compensate the individual for providing, and encourage the individual to continue to provide, service to the account holder.

e.	You acknowledge that (i) all service fee payments are subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time, (ii) in order to receive a service fee for a particular quarter, the fee must amount to at least $10, and (iii) no service fees will be paid on shares purchased under the net asset value purchase privilege as described in the Funds’ statements of additional information.

f.	Ongoing compensation under this Agreement is subject to your providing the investment related services described above in paragraph (a).

g.	On Class A and Class 529-A shares of Funds listed in Category 1, Category 2, Category 3 and Category 5 on the attached Schedule A, we will pay you a quarterly service fee at the following annual rates, based on the average daily net asset value of Class A and Class 529-A shares, respectively, that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made:

Annual Service Fee Rate

Shares with a first anniversary of purchase before 7-1-88* 0.15%

Shares with a first anniversary of purchase on or after 7-1-88 0.25%

Shares of state-specific tax-exempt funds 0.25%

h.	On Class A and Class 529-A shares of Funds listed in Category 4 on the attached Schedule A, we will pay you a quarterly service fee at the following annual rates, based on the average daily net asset value of Class A and Class 529-A shares, respectively, that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made:

Annual Service Fee Rate

All Shares 0.15%

i.	Notwithstanding anything to the contrary in the Agreement, on Class A and Class 529-A shares of American Funds Inflation Linked Bond Fund and Short-Term Bond Fund of America and Class A of American Funds Short Term Tax Exempt Bond Fund, we will pay you a quarterly service fee at the following annual rates, based on the average daily net asset value of Class A and Class 529-A shares, respectively, that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made:

Annual Service Fee Rate

All Shares 0.15%

4. Compensation on Class C Shares and Class 529-C Shares

a.	On sales of Class C shares and Class 529-C shares of Funds listed in Category 1, Category 2, Category 3 and
Category 5 on the attached Schedule A that are accepted by us and for which you are responsible, we will pay you:

• a dealer concession of 0.75% of the amount invested, plus

• an immediate service fee of 0.25% of the amount invested.

b.	In addition, we will pay you ongoing compensation on a quarterly basis at the annual rate of 1.00% of the average daily net asset value of Class C shares and Class 529-C shares of Funds listed in Category 1, Category 2, Category 3, Category 4 and Category 5 on the attached Schedule A that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made. The payment of this ongoing compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time.

5. Compensation on Class F-1 Shares

On Class F-1 shares of the Funds that were converted from Class C shares of the Funds or that were transferred to you and not held in a fee-based program, we will pay you ongoing compensation on a quarterly basis at the annual rate of 0.25% of the average daily net asset value of Class F-1 shares of the Funds listed in Category 1, Category 2, Category 3 and Category 4 on the attached Schedule A that are held in an account assigned to you at the end of the quarter for which payment is made. The payment of this ongoing compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time. You may not purchase Class F-1 shares of the Funds unless you have executed a separate agreement allowing for the purchase of Class F-1 shares. In addition, no fees shall be payable on Class F-1 shares pursuant to this Agreement if you have executed a separate agreement allowing for the purchase of Class F-1 shares.

6. Compensation on Class 529-E Shares

We will pay you ongoing compensation on a quarterly basis at the annual rate of 0.50% of the average daily net asset value of Class 529-E shares of Funds listed in Category 1, Category 2, Category 3, Category 4 and Category 5 on the attached Schedule A that are held in an account assigned to you at the end of the quarter for which payment is made. The payment of this ongoing compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time.

7. Retirement Plan Share Classes (R shares) and Account Options (for retirement plans only)

a.	We will pay you ongoing compensation on a quarterly basis, at the applicable annual rate set forth below, of the average daily net asset value of R shares of Funds listed in Category 1, Category 2, Category 3 and Category 4 on the attached Schedule A that are held in an employer-sponsored retirement plan (Plan) account assigned to you at the end of the quarter for which payment is made. The payment of this ongoing compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time. We expect that you will maintain one account for each of your Plan customers on the books of the Funds.

R Share Class Annual Compensation Rate

Class R-1 1.00%

Class R-2 0.75%

Class R-2E 0.60%

Class R-3 0.50%

Class R-4 0.25%

Class R-5 No compensation paid

Class R-5E No compensation paid

Class R-6 No compensation paid

  If you hold Plan accounts in an omnibus account (i.e., multiple Plans in one account on the books of the Funds), Plans that are added to the omnibus account after May 15, 2002 may invest only in R shares, and you must execute an Omnibus Addendum to the Selling Group Agreement, which you can obtain by calling our Home Office Service Team at 800/421-5475, extension 8.

8. Order Processing

Any order by you for the purchase of shares of the respective Funds through us shall be accepted at the time when it is received by us (or any clearing house agency that we may designate from time to time), and at the offering and sale price next determined, unless rejected by us or the respective Funds. In addition to the right to reject any order, the Funds have reserved the right to withhold shares from sale temporarily or permanently. We will not accept any order from you that is placed on a conditional basis or subject to any delay or contingency prior to execution. The procedures relating to the handling of orders shall be subject to instructions that we shall forward from time to time to all members of the Selling Group. The shares purchased will be issued by the respective Funds only against receipt of the purchase price, in collected New York or Los Angeles Clearing House funds subject to deduction of all concessions on such sale (reallowance of any concessions to which you are entitled on purchases at net asset value will be paid through our direct purchase concession system). If payment for the shares purchased is not received within three days after the date of confirmation the sale may be cancelled forthwith, by us or by the respective Funds, without any responsibility or liability on our part or on the part of the Funds, and we and/or the respective Funds may hold you responsible for any loss, expense, liability or damage, including loss of profit suffered by us and/or the respective Funds, resulting from your delay or failure to make payment as aforesaid.

9. Timeliness of Submitting Orders

a.	You are obliged to date and indicate the time of receipt of all orders you receive from your customers and to transmit promptly all orders to us in time to provide for processing at the price next determined after receipt by you, in accordance with the Prospectuses. You are not to withhold placing with us orders received from any customers for the purchase of shares. You shall not purchase shares through us except for the purpose of covering purchase orders already received by you, or for your bona fide investment.

b. You confirm that your firm has policies and procedures in place to ensure that only those orders received by your firm by 4:00 p.m. Eastern Time on any business day will be submitted to us to receive that business day’s price. Orders received by you after 4:00 p.m. Eastern Time must be executed at the price next determined after the order was received by you.

10. Repurchase of Shares

If any share is repurchased by any of the Funds or is tendered thereto for redemption within seven business days after confirmation by us of the original purchase order from you for such security, you shall forthwith refund to us the full concessions paid to you on the original sale.

11. Processing Redemption Requests

You shall not purchase any share of any of the Funds from a record holder at a price lower than the net asset value next determined by or for the Funds’ shares. You shall, however, be permitted to sell any shares for the account of a shareholder of the Funds at the net asset value currently quoted by or for the Funds’ shares, and may charge a fair service fee for handling the transaction provided you disclose the fee to the record owner.

12. Prospectuses and Marketing Materials

We shall furnish you without charge reasonable quantities of offering Prospectuses (including any supplements currently in effect), current shareholder reports of the Funds, and sales materials issued by us from time to time. In the purchase of shares through us, you are entitled to rely only on the information contained in the offering Prospectus(es). You may not publish any advertisement or distribute sales literature or other written material to the public that makes reference to us or any of the Funds (except material that we furnished to you) without our prior written approval.

13. Effect of Prospectus

This Agreement is in all respects subject to statements regarding the sale and repurchase or redemption of shares made in offering Prospectuses of the Funds, and to the applicable Rules of FINRA, which shall control and override any provision to the contrary in this Agreement.

14. Relationship of Parties

You shall make available shares of the Funds only through us. In no transaction (whether of purchase or sale) shall you have any authority to act as agent for, partner of, or participant in a joint venture with us or with the Funds or any other entity having either a Selling Group Agreement or other Agreement with us.

15. State Securities Qualification

We act solely as agent for the Funds and are not responsible for qualifying the Funds or their shares for sale in any jurisdiction. Upon written request we will provide you with a list of the jurisdictions in which the Funds or their shares are qualified for sale. We also are not responsible for the issuance, form, validity, enforceability or value of Fund shares.

16. Representations

a.	You represent that (i) you are a properly registered or licensed broker or dealer under applicable federal and state securities laws and regulations and are complying with and will continue to comply with all applicable federal and state laws, rules and regulations, (ii) you are a member of FINRA, (iii) your membership with FINRA is not currently suspended or terminated and (iv) to the extent you offer any Class 529 shares, you are properly registered to offer such shares.

b.	We represent that (i) we are acting as an underwriter within the meaning of the applicable rules of FINRA and are complying with and will continue to comply with all applicable federal and state laws, rules and regulations, (ii) we are a member of FINRA and (iii) our membership with FINRA is not currently suspended or terminated.

c. Each party to this Agreement represents that it will comply with all applicable laws, including applicable state privacy laws.

d.	Each party agrees to notify the other party immediately in writing if the foregoing representations cease to be true to a material extent.

17. Confidentiality

Each party to this Agreement agrees to maintain all information received from the other party pursuant to this Agreement in confidence, and each party agrees not to use any such information for any purpose, or disclose any such information to any person, except as permitted by applicable laws, rules and regulations. This provision shall survive the termination of this Agreement.

18. Termination

Either of us may cancel this Agreement at any time by written notice to the other.

19. Notices

All communications to us should be sent to the following address:

American Funds Distributors, Inc.

Attn: Contract Administration
3500 Wiseman Boulevard
San Antonio, TX 78251-4321

Telephone No.: 800/421-5475, ext 8

Facsimile No.: 210/474-4088

Any notice to you shall be duly given if mailed or sent by overnight courier to you at the address specified by you below.

20. Miscellaneous

a. Payments of 12b-1 fees to you for payment to your financial advisers in respect of American Funds U.S. Government Money Market Fund are currently suspended for all share classes except Class F-1, R-2, R-2E, R-3 and R-4 shares. Payments for other share classes may resume at a future date, if the fund’s investment adviser determines, in its sole discretion, that the yield on the fund’s portfolio securities supports such payments. Notwithstanding the foregoing, payments of 12b-1 fees in respect of American Funds U.S. Government Money Market Fund may be discontinued if the fund’s investment adviser determines, in its sole discretion, that the yield on the fund’s portfolio securities does not support such payments.

b. We reserve the right not to pay any compensation more than six (6) months in arrears in respect of accounts and/or assets that were not timely identified as eligible for compensation pursuant to this Agreement.

Execute this Agreement in duplicate and return one of the duplicate originals to us for our file. This Agreement (i) may be amended by notification from us and orders received following such notification shall be deemed to be an acceptance of any such amendment; (ii) may be electronically stored and the electronic copy shall constitute a true, complete, valid, authentic and enforceable record of the Agreement; and (iii) shall be construed in accordance with the laws of the State of California.

Very truly yours,

American Funds Distributors, Inc.

By _____________________________________________

Matthew P. O’Connor

President

Accepted

________________________________________________

Firm

By_____________________________________________

Officer or Partner

________________________________________________

Print Name

________________________________________________

Title

Address:

________________________________________________

________________________________________________

Date:

________________________________________________

Schedule A

April 1, 2017

(supersedes all previous versions of Schedule A)

Category 1	A	C	F-1	529-A	529-C	529-E	R-1	R-2	R-2E	R-3	R-4	R-5	R-5E	R-6
AMCAP Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Balanced Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Developing World Growth and Income Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Global Balanced Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Portfolio Series
American Funds Balanced Portfolio	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Global Growth Portfolio	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Growth and Income Portfolio	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Growth Portfolio	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Income Portfolio	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Retirement Income Portfolio Series	•	•	e	na	na	na	•	•	•	•	•	•	•	•
American Funds Target Date Retirement Series	•	•	e	na	na	na	•	•	•	•	•	•	•	•
American Mutual Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
Capital Income Builder	•	•	e	•	•	•	•	•	•	•	•	•	•	•
Capital World Growth and Income Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
EuroPacific Growth Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
Fundamental Investors	•	•	e	•	•	•	•	•	•	•	•	•	•	•
The Growth Fund of America	•	•	e	•	•	•	•	•	•	•	•	•	•	•
The Income Fund of America	•	•	e	•	•	•	•	•	•	•	•	•	•	•
International Growth and Income Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
The Investment Company of America	•	•	e	•	•	•	•	•	•	•	•	•	•	•
The New Economy Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
New Perspective Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
New World Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
SMALLCAP World Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
Washington Mutual Investors Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•

Category 2
American Funds Corporate Bond Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Emerging Markets Bond Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Mortgage Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Portfolio Series
American Funds Tax-Advantaged Income Portfolio	•	•	e	na	na	na	na	na	na	na	na	na	na	na
American Funds Strategic Bond Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Tax-Exempt Fund of New York	•	•	e	na	na	na	na	na	na	na	na	na	na	na
American High-Income Municipal Bond Fund	•	•	e	na	na	na	na	na	na	na	na	na	na	na
American High-Income Trust	•	•	e	•	•	•	•	•	•	•	•	•	•	•
The Bond Fund of America	•	•	e	•	•	•	•	•	•	•	•	•	•	•
Capital World Bond Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•

	A	C	F-1	529-A	529-C	529-E	R-1	R-2	R-2E	R-3	R-4	R-5	R-5E	R-6
Category 2 (continuation)
The Tax-Exempt Bond Fund of America	•	•	e	na	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of California	•	•	e	na	na	na	na	na	na	na	na	na	na	na
U.S. Government Securities Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•

Category 3
American Funds College Enrollment Fund	na	na	na	•	•	•	na	na	na	na	na	na	na	na
American Funds Inflation Linked Bond Fund	•	e	e	•	e	•	•	•	•	•	•	•	•	•
American Funds Portfolio Series
American Funds Preservation Portfolio	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Tax-Exempt Preservation Portfolio	•	•	e	na	na	na	na	na	na	na	na	na	na	na
American Funds Short-Term Tax-Exempt Bond Fund	•	na	e	na	na	na	na	na	na	na	na	na	na	na
Intermediate Bond Fund of America	•	e	e	•	e	•	•	•	•	•	•	•	•	•
Limited Term Tax-Exempt Bond Fund of America	•	e	e	na	na	na	na	na	na	na	na	na	na	na
Short-Term Bond Fund of America	•	e	e	•	e	•	•	•	•	•	•	•	•	•

Category 4
American Funds U.S. Government Money Market Fund	•	e	e	•	e	•	•	•	•	•	•	•	•	•

Category 5
American Funds College Target Date Series (all funds except American Funds College Enrollment Fund)	na	na	na	•	•	•	na	na	na	na	na	na	na	na

Class F-1, Class F-2, Class F-3, and Class 529-F-1 shares are available for purchase pursuant to a separate agreement.

• Share class is available

e Share class is available for exchanges only

na Share class is not available

Schedule B

Retirement Plan Recordkeeping Solutions

American Funds Retirement Plan Services makes available retirement plan recordkeeping solutions. As a member of the Selling Group, you have access to these retirement plan recordkeeping solutions under the terms set forth below. With respect to sales you make through our retirement plan recordkeeping solutions, we will pay you as servicing dealer ongoing compensation on a quarterly basis, at the applicable annual rate set forth below, based on the average daily net asset value of Eligible Plan Assets that are held in a Plan assigned to you at the end of the quarter for which payment is made. For purposes of this Agreement, Eligible Plan Assets means total Plan assets (including assets invested in American Funds and other mutual funds or investment options approved for use) maintained on our recordkeeping system, excluding (i) assets held in self-directed brokerage accounts, (ii) employer stock and (iii) any other investment option not approved for use. Compensation will not vary based upon the selection of available investment options and will accrue on a calendar-quarter basis and shall be paid within 30 days following the end of the quarter for which such fees are payable. The payment of this compensation is subject to the limitations contained in each American Funds’ Plan of Distribution and may be varied or discontinued at any time.

1. RecordkeeperDirect (American Funds Only)

Share Class	Annual Compensation Rate
Class A Shares*	0.25%
Class R-2 Shares	0.75%
Class R-3 Shares	0.50%
Class R-4 Shares	0.25%
Class R-5 Shares	No compensation paid

* Class A shares are not available to new plans. No upfront commissions are paid on Class A shares held through the RecordkeeperDirect Program.

2. PlanPremier (TPA & Bundled)

Eligible Plan Assets	Annual Compensation Rate
Eligible Plan Assets that include American Funds Class R-2 Shares	0.65%
Eligible Plan Assets that include American Funds Class R-2E Shares	0.50%
Eligible Plan Assets that include American Funds Class R-3 Shares	0.35%
Eligible Plan Assets that include American Funds Class R-4 Shares*	0.25%
Eligible Plan Assets that include American Funds Class R-5 Shares	No compensation paid
Eligible Plan Assets that include American Funds Class R-5E Shares	No compensation paid
Eligible Plan Assets that include American Funds Class R-6 Shares	No compensation paid

* For certain grandfathered Class R-4 plans, the annual compensation rate is 0.20%.

* Except U.S. Government Securities Fund, which pays service fees at the 0.25% rate on all shares held at least 12 months.

Bank/Trust Company Selling Group Agreement

Ladies and Gentlemen:

We have entered into a principal underwriting agreement with each Fund in The American Funds Group (Funds) under which we are appointed exclusive agent for the sale of shares. You have indicated that you wish to act as agent for your customers in connection with the purchase, sale and redemption of shares of the Funds as are qualified for sale in your state. We agree to honor your request, subject to the terms set forth below. In addition, we are the distributor of CollegeAmerica (Program), a college savings program as described in Section 529 of the Internal Revenue Code.

1. Authorization

a.	In placing orders for the purchase and sale of shares of the Funds, you will be acting as agent for your customers. We shall execute transactions for each of your customers only upon your authorization, at the regular public price currently determined by the respective Funds in the manner described in their offering Prospectuses. The offering Prospectuses and this Agreement set forth the terms applicable to sales of shares of the Funds through you and all other representations or documents are subordinate. You understand that

(i)	Class 529 shares of the Funds are available only as underlying investments through the Program,
(ii)	Class F shares are available only pursuant to a Bank/Trust Company Class F Share Participation Agreement,
(iii)	Employer-sponsored retirement plans that are not currently invested in Class A shares and that wish to invest without a sales charge are not eligible to purchase Class A shares. Such plans may invest only in Class R shares,
(iv)	You may not make available to your clients (Client), Class C or Class 529-C shares until you have demonstrated to our affiliate, American Funds Service Company, that you have the appropriate systems in place to assess the contingent deferred sales charge associated with those share classes, and
(v)	Unless otherwise permitted under this Agreement or any other Agreement with us, you may not maintain any non-retirement accounts for your Clients in an omnibus account (i.e., multiple Client accounts in one account on the books of the Funds).

b.	If your firm is providing trading and custodial services to other banks and the Client purchasing Shares is a client of another bank, you may not facilitate those transactions unless you disclose the identity of the underlying bank representing that client. You shall also disclose the identity of any introducing intermediary (for example, broker, consultant, or registered investment advisor) involved in any transaction that you facilitate. The required disclosures shall be made in such format as we mutually agree.

2. Compensation on Sales of Class A Shares and Class 529-A Shares

a.	Category 1 Funds: On each purchase order for Class A shares and Class 529-A shares of Funds listed in Category 1 on the attached Schedule A that is accepted by us and for which you are responsible, you will be paid compensation as follows:

Compensation as Sales Charge

Percentage of as Percentage

Purchases Offering Price of Offering Price

Less than $25,000	5.00%	5.75%
$25,000 but less than $50,000	4.25%	5.00%
$50,000 but less than $100,000	3.75%	4.50%
$100,000 but less than $250,000	2.75%	3.50%
$250,000 but less than $500,000	2.00%	2.50%
$500,000 but less than $750,000	1.60%	2.00%
$750,000 but less than $1,000,000	1.20%	1.50%
$1,000,000 or more	See below	None

b.	Category 2 Funds: On each purchase order for Class A shares and Class 529-A shares of Funds listed in Category 2 on the attached Schedule A that is accepted by us and for which you are responsible, you will be paid the same compensation indicated above except as follows:

Compensation as Sales Charge

Percentage of as Percentage

Purchases Offering Price of Offering Price

Less than $100,000	3.00%	3.75%

c.	Category 3 Funds. On each purchase order for Class A shares and Class 529-A shares of Funds listed in Category 3 on the attached Schedule A, that are accepted by us and for which you are responsible, you will be paid compensation as follows:

Compensation as Sales Charge

Percentage of as Percentage

Purchases Offering Price of Offering Price

Less than $500,000	2.00%	2.50%
$500,000 but less than $750,000	1.60%	2.00%
$750,000 but less than $1 million	1.20%	1.50%
$1 million or more	See below	None
d.	Category 4 Funds. On sales of Class A shares and Class 529-A shares of Funds listed in Category 4 on the attached Schedule A, no compensation will be paid.

e.	Category 5 Funds. On sales of Class 529-A shares of Funds listed in Category 5 on the attached Schedule A that are accepted by us and for which you are responsible, you will be paid compensation as follows:

Compensation as Sales Charge

Percentage of as Percentage

Purchases Offering Price of Offering Price

Less than $100,000	3.50%	4.25%
$100,000 but less than $250,000	2.75%	3.50%
$250,000 but less than $500,000	2.00%	2.50%
$500,000 but less than $750,000	1.60%	2.00%
$750,000 but less than $1 million	1.20%	1.50%
$1 million or more	See below	None

f. Purchases of Class A and Class 529-A shares amounting to $1 million or more

Category 1, Category 2 and Category 5 Funds. If you initiate and are responsible for sales of Class A shares and Class 529-A shares, a) amounting to $1 million or more or b) made to certain entities described in the Fund Prospectuses, including employer-sponsored defined contribution-type retirement plans that qualify to invest at net asset value under the terms of the Fund Prospectuses, you will be paid a dealer concession of 1.00% on sales to $10 million, plus 0.50% on amounts over $10 million up to $25 million, plus 0.25% on amounts over $25 million.

Category 3 Funds. If you initiate and are responsible for sales of Class A shares and Class 529-A shares, a) amounting to $1 million or more or b) made to certain entities described in the Fund Prospectuses, including employer-sponsored defined contribution-type retirement plans that qualify to invest at net asset value under the terms of the Fund Prospectuses, you will be paid a dealer concession of 1.00% on sales to $4 million, plus 0.50% on amounts over $4 million up to $10 million, plus 0.25% on amounts over $10 million.

All Funds. No dealer concessions are paid on any other sales of shares at net asset value, except that concessions may be paid to dealers on their sales of fund shares to accounts managed by affiliates of The Capital Group Companies, Inc. as set forth in this Agreement. Sales of shares of Washington Mutual Investors Fund below $1 million made in connection with certain accounts established before September 1, 1969, are subject to reduced concessions and sales charges as described in the Washington Mutual Investors Fund Prospectus. With respect to sales of shares of any tax-exempt fund, the concession schedule for sales of shares to retirement plans is inapplicable. The schedules of sales charges above apply to single purchases, concurrent purchases of two or more of the Funds (except those listed in Category 4 on the attached Schedule A), and purchases made under a statement of intention and pursuant to the right of accumulation, both of which are described in the Prospectuses.

3. Ongoing Service Fees for Class A and Class 529-A Shares

We are also authorized to pay you continuing service fees each quarter with respect to the Class A and Class 529-A, shares of all the Funds to compensate you for providing certain services to your clients, subject to your compliance with the following terms, which may be revised by us from time to time. Such fee shall be paid within 30 days following the end of the quarter for which such fees are payable (currently the quarters are February, May, August and November). Your eligibility to continue receiving this compensation will be evaluated periodically, and your failure to comply with the terms below may result in our discontinuing service fee payments to you. Initial qualification does not assure continued participation, and this service fee program may be amended or terminated by us at any time as indicated below.

a.	You agree to cooperate as requested with programs that we provide to enhance shareholder service. You also agree to assume an active role in providing investment-related services, examples of which may include creating an investment plan, conducting periodic investment reviews, evaluating client investment needs, etc., as well as to encourage your representatives to supplement your provision of shareholder account-related services such as processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the Funds. Redemption levels of shareholder accounts assigned to you will be considered in evaluating your continued participation in this service fee program.

b.	You agree to support our marketing and servicing efforts by granting reasonable requests for visits to your offices by our wholesalers.

c.	You agree to assign an individual to each shareholder account on your books and to reassign the account should that individual no longer be assigned to the account. You agree to instruct each such individual to regularly contact shareholders having accounts so assigned.

d.	You agree to pass through either directly or indirectly to the individual(s) assigned to such accounts a share of the service fees paid to you pursuant to this Agreement. You recognize that the service fee is intended to compensate the individual for providing, and encourage the individual to continue to provide, service to the account holder.

e.	You acknowledge that (i) all service fee payments are subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time; (ii) in order to receive a service fee for a particular quarter, the fee must amount to at least $10, and (iii) no service fees will be paid on shares purchased under the net asset value purchase privilege as described in the Funds’ statements of additional information.

f.	Ongoing compensation under this Agreement is subject to your providing the investment related services as described above in paragraph (a).

g.	On Class A and Class 529-A shares of Funds listed in Category 1, Category 2, Category 3 and Category 5 on the attached Schedule A, we will pay you a quarterly service fee at the following annual rates, based on the average daily net asset value of Class A and Class 529-A shares, respectively, that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made:

Annual Service Fee Rate

Shares with a first anniversary of purchase before 7-1-88* 0.15%

Shares with a first anniversary of purchase on or after 7-1-88 0.25%

Shares of state-specific tax-exempt funds 0.25%

h.	On Class A and Class 529-A shares of Funds listed in Category 4 on the attached Schedule A, we will pay you a quarterly service fee at the following annual rates, based on the average daily net asset value of Class A and Class 529-A shares, respectively, that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made:

Annual Service Fee Rate

All Shares 0.15%

i.	Notwithstanding anything to the contrary in the Agreement, on Class A and Class 529-A shares of American Funds Inflation Linked Bond Fund and Short-Term Bond Fund of America and Class A shares of American Funds Short-Term Tax-Exempt Bond Fund, we will pay you a quarterly service fee at the following annual rates, based on the average daily net asset value of Class A and Class 529-A shares, respectively, that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made:

Annual Service Fee Rate

All Shares 0.15%

4. Compensation on Sales of Class C Shares and Class 529-C Shares

a.	On purchase orders for Class C shares and Class 529-C shares of Funds listed in Category 1, Category 2, Category 3 and Category 5 on the attached Schedule A that are accepted by us and for which you are responsible, we will pay you:

• compensation of 0.75% of the amount invested, plus

• an immediate service fee of 0.25% of the amount invested.

b.	In addition, we will pay you ongoing compensation on a quarterly basis at the annual rate of 1.00% of the average daily net asset value of Class C shares and Class 529-C shares of Funds listed in Category 1, Category 2, Category 3,, Category 4 and Category 5 on the attached Schedule A that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made. The payment of this ongoing compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time.

5. Compensation on Class F-1 Shares

On Class F-1 shares of the Funds that were converted from Class C shares of the Funds or that were transferred to you and not held in a fee-based program, we will pay you ongoing compensation on a quarterly basis at the annual rate of 0.25% of the average daily net asset value of Class F-1 shares of the Funds listed in Category 1, Category 2, Category 3 and Category 4 on the attached Schedule A that are held in an account assigned to you at the end of the quarter for which payment is made. The payment of this ongoing compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time. You may not purchase Class F-1 shares of the Funds unless you have executed a separate agreement allowing for the purchase of Class F-1 shares. In addition, no fees shall be payable on Class F-1 shares pursuant to this Agreement if you have executed a separate agreement allowing for the purchase of Class F-1 shares.

6. Compensation on Sales of Class 529-E Shares

We will pay you ongoing compensation on a quarterly basis at the annual rate of 0.50% of the average daily net asset value of Class 529-E shares of Funds listed in Category 1, Category 2, Category 3, Category 4 and Category 5 on the attached Schedule A that are held in an account assigned to you at the end of the quarter for which payment is made.

The payment of this ongoing compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time.

7. Retirement Plan Share Classes (R shares) and Account Options (for retirement plans only)

a.	We will pay you ongoing compensation on a quarterly basis, at the applicable annual rate set forth below, of the average daily net asset value of R shares of Funds listed in Category 1, Category 2, Category 3 and Category 4 on the attached Schedule A that are held in an employer-sponsored retirement plan (Plan) account assigned to you at the end of the quarter for which payment is made. The payment of this ongoing compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time. We expect that you will maintain one account for each of your Plan customers on the books of the Funds.

R Share Class	Annual Compensation Rate
Class R-1	1.00%
Class R-2	0.75%
Class R-2E	0.60%
Class R-3	0.50%
Class R-4	0.25%
Class R-5	No compensation paid
Class R-5E	No compensation paid
Class R-6	No compensation paid

b.	If you hold Plan accounts in an omnibus account (i.e., multiple Plans in one account on the books of the Funds), the Plans may invest only in R shares, and you may be required to execute an Omnibus Addendum to the Bank/Trust Selling Group Agreement, which you can obtain by calling our Home Office Service Team at 800/421-5475, extension 8.

8. Order Processing

Any order by you for the purchase of shares of the respective Funds through us shall be accepted at the time when it is received by us (or any clearinghouse agency that we may designate from time to time), and at the offering and sale price next determined, unless rejected by us or the respective Funds. In addition to the right to reject any order, the Funds have reserved the right to withhold shares from sale temporarily or permanently. We will not accept any order from you that is placed on a conditional basis or subject to any delay or contingency prior to execution. The procedure relating to the handling of orders shall be subject to the rules of the National Securities Clearing Corporation (NSCC) and any instructions that we shall forward from time to time to all members of the Selling Group. The shares purchased will be issued by the respective Funds only against receipt of the purchase price, in collected New York or Los Angeles Clearing House funds subject to deduction of all compensation on such sale (reallowance of any compensation to which you are entitled on purchases at net asset value will be paid through our direct purchase compensation system). If payment for the shares purchased is not received within the time limits set by the NSCC, the sale may be cancelled forthwith, by us or by the respective Funds, without any responsibility or liability on our part or on the part of the Funds, and we and/or the respective Funds may hold you responsible for any loss, expense, liability or damage, including loss of profit suffered by us and/or the respective Funds, resulting from your delay or failure to make payment as aforesaid.

9. Timeliness of Submitting Orders

a.	You are obliged to date and indicate the time of receipt of all orders you receive from your customers and to transmit promptly all orders to us in time to provide for processing at the price next determined after receipt by you, in accordance with the Prospectuses. You are not to withhold placing with us orders received from any customers for the purchase of shares. You shall not purchase shares through us except for the purpose of covering purchase orders already received by you, or for your bona fide investment.

b.	You confirm that your firm has policies and procedures in place to ensure that only those orders received by your firm by 4:00 p.m. Eastern Time on any business day will be submitted to us to receive that business day’s price. Orders received by you after 4:00 p.m. Eastern Time must be executed at the price next determined after the order was received by you.

10. Repurchase of Shares

If any share is repurchased by any of the Funds or is tendered thereto for redemption within seven business days after confirmation by us of the original purchase order from you for such security, you shall forthwith refund to us the full compensation paid to you on the original sale.

11. Processing Redemption Requests

You shall not purchase any share of any of the Funds from a record holder at a price lower than the net asset value next determined by or for the Funds’ shares. You shall, however, be permitted to sell any shares for the account of a shareholder of the Funds at the net asset value currently quoted by or for the Funds’ shares, and may charge a fair service fee for handling the transaction provided you disclose the fee to the record owner.

12. Prospectuses and Marketing Materials

We shall furnish you without charge reasonable quantities of offering Prospectuses (including any supplements currently in effect) current shareholder reports of the Funds, and sales materials issued by us from time to time. In the purchase of shares through us, you are entitled to rely only on the information contained in the offering Prospectus (es). You may not publish any advertisement or distribute sales literature or other written material to the public that makes reference to us or any of the Funds (except material that we furnished to you) without our prior written approval.

13. Effect of Prospectus

This Agreement is in all respects subject to statements regarding the sale and repurchase or redemption of shares made in offering Prospectuses of the Funds, which shall control and override any provision to the contrary in this Agreement.

14. Relationship of Parties

You shall make available shares of the Funds only through us. In no transaction (whether of purchase or sale) shall you have any authority to act as agent for, partner of, or participant in a joint venture with us or with the Funds or any other entity having either a Bank Trust Selling Group Agreement or other Agreement with us.

15. State Securities Qualification

We act solely as agent for the Funds and are not responsible for qualifying the Funds or their shares for sale in any jurisdiction. Upon written request we will provide you with a list of the jurisdictions in which the Funds or their shares are qualified for sale. We also are not responsible for the issuance, form, validity, enforceability or value of Fund shares.

16. Representations

a.	You represent that (1) you are (a) a properly registered or licensed broker or dealer under applicable federal and state securities laws and regulations, a member of the Financial Industry Regulatory Authority (FINRA), and your membership with FINRA is not currently suspended or terminated or (b) a "bank" as defined in Section 3(a)(6) of the Securities Exchange Act of 1934 (or other financial institution) and not otherwise required to register as a broker or dealer under such Act or any state laws; (2) you are complying with and will continue to comply with all applicable federal and state laws, rules and regulations; (3) you have received a legal opinion that your receipt of 12b-1 distribution fees will not violate any applicable federal or state laws or regulations, and (4) to the extent you offer any Class 529 shares, you are permitted by applicable law to offer such shares. You also agree that, if you are a bank or other financial institution as set forth above, you will comply with the applicable rules of FINRA, that you will maintain adequate records with respect to your customers and their transactions, and that such transactions will be without recourse against you by your customers. We recognize that, in addition to applicable provisions of state and federal securities laws, you may be subject to the provisions of other laws governing, among other things, the conduct of activities by federal- and state-chartered and supervised financial institutions and their affiliated organizations. Because you will be the only entity having a direct relationship with the customer in connection with securities purchases hereunder, you will be responsible in that relationship for insuring compliance with all applicable federal and state laws, rules and regulations relating to securities purchases hereunder.

b.	We represent that (1) we are acting as an underwriter within the meaning of the applicable rules of FINRA and are complying with and will continue to comply with all applicable federal and state laws, rules and regulations, (2) we are a member of FINRA and (3) our membership with FINRA is not currently suspended or terminated.

c.	Each party to this Agreement represents that it will comply with all applicable laws, including applicable state privacy laws.

d.	Each party agrees to notify the other party immediately in writing if the foregoing representations cease to be true to a material extent.

17. Confidentiality

Each party to this Agreement agrees to maintain all information received from the other party pursuant to this Agreement in confidence, and each party agrees not to use any such information for any purpose, or disclose any such information to any person, except as permitted by applicable laws, rules and regulations. This provision shall survive the termination of this Agreement.

18. Termination

Either of us may cancel this Agreement at any time by written notice to the other.

19. Notices

All communications to us should be sent to the following address:

American Funds Distributors, Inc.

Attn: Contract Administration
3500 Wiseman Boulevard
San Antonio, TX 78251-4321

Telephone No.: 800/421-5475, extension 8

Facsimile No.: 210/474-4088

Any notice to you shall be duly given if mailed or sent by overnight courier to you at the address specified by you below.

20. Miscellaneous

a. Payments of 12b-1 fees to you for payment to your financial advisers in respect of American Funds U.S. Government Money Market Fund are currently suspended for all share classes except Class F-1, R-2, R-2E, R-3 and R-4 shares. Payments for other share classes may resume at a future date, if the fund’s investment adviser determines, in its sole discretion, that the yield on the fund’s portfolio securities supports such payments. Notwithstanding the foregoing, payments of 12b-1 fees in respect of American Funds U.S. Government Money Market Fund may be discontinued if the fund’s investment adviser determines, in its sole discretion, that the yield on the fund’s portfolio securities does not support such payments.

b.	We reserve the right not to pay any compensation more than six (6) months in arrears in respect of accounts and/or assets that were not timely identified as eligible for compensation pursuant to this Agreement.

Execute this Agreement in duplicate and return one of the duplicate originals to us for our file. This Agreement (i) may be amended by notification from us and orders received following such notification shall be deemed to be an acceptance of any such amendment; (ii) may be electronically stored and the electronic copy shall constitute a true, complete, valid, authentic and enforceable record of the Agreement; and (iii) shall be construed in accordance with the laws of the State of California.

Very truly yours,

American Funds Distributors, Inc.

By: ____________________________________

Matthew P. O’Connor

President

Accepted

________________________________________________

Firm

By_____________________________________________

Officer or Partner

Print Name: ___________________________________________

Title: _________________________________________________

Address: _____________________________________________

_____________________________________________

Date: _____________________________________________

Schedule A

April 1, 2017

(supersedes all previous versions of Schedule A)

Category 1	A	C	F-1	529-A	529-C	529-E	R-1	R-2	R-2E	R-3	R-4	R-5	R-5E	R-6
AMCAP Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Balanced Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Developing World Growth and Income Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Global Balanced Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Portfolio Series
American Funds Balanced Portfolio	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Global Growth Portfolio	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Growth and Income Portfolio	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Growth Portfolio	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Income Portfolio	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Retirement Income Portfolio Series	•	•	e	na	na	na	•	•	•	•	•	•	•	•
American Funds Target Date Retirement Series	•	•	e	na	na	na	•	•	•	•	•	•	•	•
American Mutual Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
Capital Income Builder	•	•	e	•	•	•	•	•	•	•	•	•	•	•
Capital World Growth and Income Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
EuroPacific Growth Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
Fundamental Investors	•	•	e	•	•	•	•	•	•	•	•	•	•	•
The Growth Fund of America	•	•	e	•	•	•	•	•	•	•	•	•	•	•
The Income Fund of America	•	•	e	•	•	•	•	•	•	•	•	•	•	•
International Growth and Income Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
The Investment Company of America	•	•	e	•	•	•	•	•	•	•	•	•	•	•
The New Economy Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
New Perspective Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
New World Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
SMALLCAP World Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
Washington Mutual Investors Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•

Category 2
American Funds Corporate Bond Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Emerging Markets Bond Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Mortgage Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Portfolio Series
American Funds Tax-Advantaged Income Portfolio	•	•	e	na	na	na	na	na	na	na	na	na	na	na
American Funds Strategic Bond Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Tax-Exempt Fund of New York	•	•	e	na	na	na	na	na	na	na	na	na	na	na
American High-Income Municipal Bond Fund	•	•	e	na	na	na	na	na	na	na	na	na	na	na
American High-Income Trust	•	•	e	•	•	•	•	•	•	•	•	•	•	•
The Bond Fund of America	•	•	e	•	•	•	•	•	•	•	•	•	•	•
Capital World Bond Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•

	A	C	F-1	529-A	529-C	529-E	R-1	R-2	R-2E	R-3	R-4	R-5	R-5E	R-6
Category 2 (continuation)
The Tax-Exempt Bond Fund of America	•	•	e	na	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of California	•	•	e	na	na	na	na	na	na	na	na	na	na	na
U.S. Government Securities Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•

Category 3
American Funds College Enrollment Fund	na	na	na	•	•	•	na	na	na	na	na	na	na	na
American Funds Inflation Linked Bond Fund	•	e	e	•	e	•	•	•	•	•	•	•	•	•
American Funds Portfolio Series
American Funds Preservation Portfolio	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Tax-Exempt Preservation Portfolio	•	•	e	na	na	na	na	na	na	na	na	na	na	na
American Funds Short-Term Tax-Exempt Bond Fund	•	na	e	na	na	na	na	na	na	na	na	na	na	na
Intermediate Bond Fund of America	•	e	e	•	e	•	•	•	•	•	•	•	•	•
Limited Term Tax-Exempt Bond Fund of America	•	e	e	na	na	na	na	na	na	na	na	na	na	na
Short-Term Bond Fund of America	•	e	e	•	e	•	•	•	•	•	•	•	•	•

Category 4
American Funds U.S. Government Money Market Fund	•	e	e	•	e	•	•	•	•	•	•	•	•	•

Category 5
American Funds College Target Date Series (all funds except American Funds College Enrollment Fund)	na	na	na	•	•	•	na	na	na	na	na	na	na	na

Class F-1, Class F-2, Class F-3, and Class 529-F-1 shares are available for purchase pursuant to a separate agreement.

• Share class is available

e Share class is available for exchanges only

na Share class is not available

Schedule B

Retirement Plan Recordkeeping Solutions

American Funds Retirement Plan Services makes available retirement plan recordkeeping solutions. As a member of the Selling Group, you have access to these retirement plan recordkeeping solutions under the terms set forth below. With respect to sales you make through our retirement plan recordkeeping solutions, we will pay you as servicing dealer ongoing compensation on a quarterly basis, at the applicable annual rate set forth below, based on the average daily net asset value of Eligible Plan Assets that are held in a Plan assigned to you at the end of the quarter for which payment is made. For purposes of this Agreement, Eligible Plan Assets means total Plan assets (including assets invested in American Funds and other mutual funds or investment options approved for use) maintained on our recordkeeping system, excluding (i) assets held in self-directed brokerage accounts, (ii) employer stock and (iii) any other investment option not approved for use. Compensation will not vary based upon the selection of available investment options and will accrue on a calendar-quarter basis and shall be paid within 30 days following the end of the quarter for which such fees are payable. The payment of this compensation is subject to the limitations contained in each American Funds’ Plan of Distribution and may be varied or discontinued at any time.

1. RecordkeeperDirect (American Funds Only)

Share Class	Annual Compensation Rate
Class A Shares*	0.25%
Class R-2 Shares	0.75%
Class R-3 Shares	0.50%
Class R-4 Shares	0.25%
Class R-5 Shares	No compensation paid

* Class A shares are not available to new plans. No upfront commissions are paid on Class A shares held through the RecordkeeperDirect Program.

2. PlanPremier (TPA & Bundled)

Eligible Plan Assets	Annual Compensation Rate
Eligible Plan Assets that include American Funds Class R-2 Shares	0.65%
Eligible Plan Assets that include American Funds Class R-2E Shares	0.50%
Eligible Plan Assets that include American Funds Class R-3 Shares	0.35%
Eligible Plan Assets that include American Funds Class R-4 Shares*	0.25%
Eligible Plan Assets that include American Funds Class R-5 Shares	No compensation paid
Eligible Plan Assets that include American Funds Class R-5E Shares	No compensation paid
Eligible Plan Assets that include American Funds Class R-6 Shares	No compensation paid

* For certain grandfathered Class R-4 plans, the annual compensation rate is 0.20%.

* Except U.S. Government Securities Fund, which pays service fees at the 0.25% rate on all shares held at least 12 months.